                                  EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report on Form 10-K of Sonus Networks, Inc. (the "Company") for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Stephen J. Nill, Chief Financial Officer, Vice President of Finance and Administration and Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
     Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 19, 2003              /s/ Stephen J. Nill
                                  ----------------------------------------------
                                  Stephen J. Nill
                                  CHIEF FINANCIAL OFFICER, VICE PRESIDENT OF
                                  FINANCE AND ADMINISTRATION AND TREASURER